EXHIBIT 10.22

           SECOND AMENDMENT TO EMPLOYMENT AGREEMENTS WITH
                  BARRY DIAMOND AND LARRY G. AYERS

             SECOND AMENDMENT TO EMPLOYMENT AGREEMENT


     THIS SECOND AMENDMENT TO EMPLOYMENT AGREEMENT is made as of the 8th day of May, 1996, between SOUTHERN ELECTRONICS DISTRIBUTORS, INC., a Delaware corporation (the "Subsidiary") and wholly-owned subsidiary of SOUTHERN ELECTRONICS CORPORATION, a Delaware corporation, and Barry Diamond, an individual resident of the State of Georgia (the "Employee").

                       W I T N E S S E T H:
     WHEREAS, on December 27, 1989, Employee and the Subsidiary entered into an Employment Agreement, as subsequently amended on September 24, 1991, (the "Agreement") setting forth the terms and conditions of Employee's employment with the Subsidiary;
     WHEREAS, the term of the Agreement extends from its effective date, July 1, 1989, through June 30, 1996 unless the Agreement and Employee's employment thereunder are sooner terminated in accordance with the terms of the Agreement;
     WHEREAS, the Agreement restricts extensions of its term to successive one-year periods; and
     WHEREAS, the Subsidiary and Employee wish to extend the term of the Agreement and Employee's employment thereunder through June 30, 1997;
     NOW, THEREFORE, in consideration of the foregoing, the continued employment of the Employee and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Amendment to Section 4(a) of the Agreement.  Pursuant to
Section 15(d) of the Agreement, the first sentence of
Section 4(a) of the Agreement is hereby deleted in its entirety and replaced by the following sentence:
          (a)  The term of this Agreement and of
          Employee's employment hereunder shall
          commence as of the effective date hereof and shall continue for a period of eight (8) years (the "Initial Term") unless earlier terminated as provided in Section 4(b) of this Agreement.
     2. Amendment to Section 3 of the Agreement. Section 3(b) of the Agreement is hereby deleted in its entirety. The remaining subsections of Section 3 are not affected by this Amendment.
     3. Other Provisions of the Agreement. Other than as specifically set forth herein, all provisions of the Agreement shall remain in full force and effect and Employee's employment thereunder shall continue on the terms described therein throughout the term of the Agreement, as amended hereby.
     IN WITNESS WHEREOF, the parties have duly executed and delivered this Second Amendment to Employment Agreement as of the day and year first indicated above.

                         SOUTHERN ELECTRONICS DISTRIBUTORS, INC.

                         By:_____________________________________
                              Name:______________________________
                              Title:_____________________________

                         __________________________________(SEAL)
                         Employee's Signature

             SECOND AMENDMENT TO EMPLOYMENT AGREEMENT


     THIS SECOND AMENDMENT TO EMPLOYMENT AGREEMENT is made as of the 8th day of May, 1996, between SOUTHERN ELECTRONICS DISTRIBUTORS, INC., a Delaware corporation (the "Subsidiary") and wholly-owned subsidiary of SOUTHERN ELECTRONICS CORPORATION, a Delaware corporation, and Larry G. Ayers, an individual resident of the State of Georgia (the "Employee").

                       W I T N E S S E T H:
     WHEREAS, on December 27, 1989, Employee and the Subsidiary entered into an Employment Agreement, as subsequently amended on September 24, 1991, (the "Agreement") setting forth the terms and conditions of Employee's employment with the Subsidiary;
     WHEREAS, the term of the Agreement extends from its effective date, July 1, 1989, through June 30, 1996 unless the Agreement and Employee's employment thereunder are sooner terminated in accordance with the terms of the Agreement;
     WHEREAS, the Agreement restricts extensions of its term to successive one-year periods; and
     WHEREAS, the Subsidiary and Employee wish to extend the term of the Agreement and Employee's employment thereunder through June 30, 1997;
     NOW, THEREFORE, in consideration of the foregoing, the continued employment of the Employee and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Amendment to Section 4(a) of the Agreement. Pursuant to Section 15(d) of the Agreement, the first sentence of
Section 4(a) of the Agreement is hereby deleted in its entirety and replaced by the following sentence:
          (a)  The term of this Agreement and of
          Employee's employment hereunder shall
          commence as of the effective date hereof and shall continue for a period of eight (8) years (the "Initial Term") unless earlier terminated as provided in Section 4(b) of this Agreement.
     2. Amendment to Section 3 of the Agreement. Section 3(b) of the Agreement is hereby deleted in its entirety. The remaining subsections of Section 3 are not affected by this Amendment.
     3. Other Provisions of the Agreement. Other than as specifically set forth herein, all provisions of the Agreement shall remain in full force and effect and Employee's employment thereunder shall continue on the terms described therein throughout the term of the Agreement, as amended hereby.
     IN WITNESS WHEREOF, the parties have duly executed and delivered this Second Amendment to Employment Agreement as of the day and year first indicated above.

                         SOUTHERN ELECTRONICS DISTRIBUTORS, INC.


                         By:_____________________________________
                              Name:______________________________
                              Title:_____________________________


                         __________________________________(SEAL)
                         Employee's Signature